EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Bowlin Travel Centers, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information  contained in the 10-Q Report fairly  presents,  in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the Company.

Dated: December 11, 2002

/s/ MICHAEL L. BOWLIN
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Chief Executive Officer of Bowlin Travel Centers, Inc.